SEMIANNUAL REPORT

The latest report from your
Fund's management team

Short-Term Strategic Income Fund

APRIL 30, 1999

TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.*
William J. Cosgrove
Douglas M. Costle
Leland O. Erdahl
Richard A. Farrell
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer,
and Chief Investment Officer
Osbert M. Hood
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


Chairman's Message

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]


BY FREDERICK L. CAVANAUGH, JR. AND  ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO
MANAGERS

John Hancock Short-Term Strategic Income Fund

Investor shift to less defensive bonds
favors emerging markets, hurts Treasuries


[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Short-Term Strategic Income Fund. Caption below reads "Portfolio management team members (l-r): "Lee Crockett, Roger Hamilton, Fred Cavanaugh and Arthur Calavritinos."]


With the exception of emerging-market bonds, most short-term global bonds struggled during the past six months. U.S. Treasury securities suffered from a dramatic shift in investor sentiment that started after the Federal Reserve in November made the final in a series of three interest-rate cuts. Rather than believing that continued protracted economic weakness and global market turmoil would dampen inflation, investors became increasingly concerned that strong U.S. economic growth and stabilized financial markets would ignite it. Inflation is a bond investor's mortal enemy because it eats away at their fixed income payments. As a result, investors sent Treasury bond yields -- which move in the opposite direction of their prices -- higher by year end.

In early 1999, the pace of U.S. economic growth accelerated and troubled economies overseas appeared more stable. Against this more upbeat world economic view, investors no longer demanded the safety and security of U.S. Treasuries. They began to move instead toward investments with higher yields and better return potential.

"...most
short-term
global bonds
struggled
during the
past six
months."

In February, Fed Chairman Alan Greenspan jolted the fixed-income markets by hinting that the Fed was unlikely to continue to cut interest rates. In response, U.S. Treasury securities suffered their worst one-month losses in almost 18 years. The sell-off weighed on other bonds, but Treasuries suffered the worst damage by far. European bonds performed poorly as interest rates rose in that region early on. These bonds have rallied more recently in response to interest-rate cuts across the Continent.


[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into eight sections (from top to left): U.S. Government & Agencies 40%, REIT 2%, Banking & Finance 6%, Oil & Gas 6%, Telecommunications 6%, Other 7%, Electric Power Utilities 13% and Foreign Governments 20%. A note below the chart reads "As a percentage of net assets on April 30, 1999."]

"...our best
performers
 ...were our
investments in
emerging-
market debt
from Latin
America."

Meanwhile, the more risky emerging-market bonds staged a recovery. Encouraged by Brazil's efforts to hold its economy together this spring, investors increasingly sought bonds issued by that and other Latin American countries, as well as some emerging-market Southeast Asian bonds.

U.S. corporate bonds also regained some of their footing in response to investors' rising confidence in the continued strength of corporate profitability. In addition, investors were attracted by corporate bonds' attractive yield advantage over Treasuries.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Latin American bonds followed by an up arrow with the phrase "Renewed optimism prompts rebound." The second listing is PECO Energy Transition Trust followed by an up arrow with the phrase "Strong demand for high-quality corporates." The third listing is U.S. Treasuries followed by a down arrow with the phrase "Rising interest rates send prices down." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Performance and strategy review

For the six-month period ended April 30, 1999, John Hancock Short-Term Strategic Income Fund's Class A and Class B shares posted total returns of 2.71% and 2.38%, respectively, at net asset value. Those returns were better than the average short-term investment-grade bond fund's return of 1.76%, according to Lipper, Inc.1 Class C shares, which were launched on March 1, 1999, returned 1.80% for the first two months of operations. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

Our small positions in Canadian and United Kingdom government bonds performed reasonably well during the past six months in response to falling interest rates in both countries. But our best performers, and the main reason why the Fund outpaced its peers during the past six months, were our investments in emerging-market debt from Latin America. Yield-hungry investors increasingly looked to emerging-market bonds when they exited the U.S. Treasury market. Although emerging-market bonds suffered briefly at the beginning of 1999 when Brazil devalued its currency, they quickly came marching back because of a number of developments. First came the appointment of a new president of the Brazilian Central Bank in early February. Later, interest rates were raised and the country began to seriously address its problems with foreign bankers and the International Monetary Fund. Those actions helped boost the government's credibility. In response, many investors became optimistic that much of the worst of Latin America's problems were behind it. Because we're not convinced that more negative surprises won't come out of that region, we used periods of market strength to scale back our holdings in Latin American bonds.


[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1999." The chart is scaled in increments of 1% with 0% at the bottom and 4% at the top. The first bar represents the 2.71% total return for John Hancock Short-Term Strategic Income Fund Class A. The second bar represents the
2.38% total return for John Hancock Short-Term Strategic Income Fund Class B. The third bar represents the 1.80%* total return for John Hancock Short-Term Strategic Income Fund Class C. The fourth bar represents the 1.76% total return for Average short-term investment-grade bond fund. A note below the chart reads "Total returns for John Hancock Short-Term Strategic Income Fund are at net asset value with all distributions reinvested. The average short-term investment-grade bond fund is tracked by Lipper, Inc. See the following two pages for historical performance information. *From inception March 1, 1999 through April 30, 1999."]


Treasuries shrink, high-yield corporates grow

We also cut back our stake in U.S. Treasury securities in order to add more attractive opportunities elsewhere. By the end of the period, Treasuries made up about 31% of investments, compared to roughly 58% of investments six months earlier. We used the proceeds from our sale of Treasuries to initiate positions in high-quality corporate bonds, which rose to close to 30% of the Fund's net assets by the end of the period. We liked high-quality short-term corporate bonds because they offered attractive yields of about 1.15% more than Treasury securities of comparable maturity. Given those attractive yields -- and anticipating that the yield spread, or differential, between corporate and Treasury issues would narrow -- we added to our holdings in corporate securities. We were rewarded recently when the yield spread did narrow and corporates generally outperformed Treasuries. In choosing corporate bonds, we focused on high-quality names such as PECO Energy Transition Trust. Bonds issued by this Pennsylvania electric company performed quite well after we purchased them in mid-March. Other additions included electric provider Niagara Mohawk Power Corp. and real estate investment trust Mack-Cali Realty.


"In our view,
corporate
bonds
continue
to be
attractive."


Outlook

In our view, corporate bonds continue to be attractive. Even though they have gained ground recently, we don't believe high-quality corporate bonds have yet realized all their potential value. On the other hand, emerging-market bonds may have over stretched what we believe to be their fair value. What's more, we are concerned that there could be more negative developments yet to come in Latin America. So we plan to continue to pare back our stake in Latin American bonds when the market affords us attractive opportunities to do so. We'll likely use the proceeds from any sales toward the purchase of additional corporate bonds. Our outlook calls for slower U.S. economic growth in the second half of 1999, which should keep inflation in check and drive interest rates lower.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Short-Term Strategic Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 3%. Class B performance reflects a maximum contingent deferred sales charge (maximum 3% and declining to 0% over four years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.

CLASS A
For the period ended March 31, 1999
                                                                    SINCE
                                        ONE           FIVE      INCEPTION
                                       YEAR          YEARS        (1/3/92)
                                    -------        -------        -------
Cumulative Total Returns             (2.92%)        28.70%         38.90%
Average Annual Total Returns         (2.92%)         5.18%          4.64%

CLASS B
For the period ended March 31, 1999
                                                                    SINCE
                                        ONE           FIVE      INCEPTION
                                       YEAR          YEARS      (12/28/90)
                                    -------        -------        -------
Cumulative Total Returns             (3.40%)        28.41%         46.73%
Average Annual Total Returns         (3.40%)         5.13%          4.75%

CLASS C
For the period ended March 31, 1999
                                                                    SINCE
                                                                INCEPTION
                                                                  (3/1/99)
                                                                  -------
Cumulative Total Return                                             0.19%
Average Annual Total Return                                         0.19%(1)


YIELDS
As of April 30, 1999
                                                               SEC 30-DAY
                                                                    YIELD
                                                                  -------
John Hancock Short-Term
Strategic Income Fund: Class A                                      4.68%
John Hancock Short-Term
Strategic Income Fund: Class B                                      4.22%
John Hancock Short-Term
Strategic Income Fund: Class C                                      4.09%

Notes to Performance
(1) Not annualized.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Short-Term Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Money Market Index -- an unmanaged index that is composed of various non-U.S.-currency-denominated bonds, usually with an average maturity of three years or less. Past performance is not indicative of future results.


Line chart with the heading John Hancock Short-Term Strategic Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Short-Term Strategic Income Fund on January 3, 1992, before sales charge, and is equal to $14,411. The second line represents the value of the same hypothetical investment made in the John Hancock Short-Term Strategic Income Fund, after sales charge, and is equal to $13,986 as of April 30, 1999. The third line represents the Salomon Brothers World Money Market Index and is equal to $13,922.

Line chart with the heading John Hancock Short-Term Strategic Income Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Short-Term Strategic Income Fund on December 28, 1990, before sales charge, and is equal to $14,767. The second line represents the Salomon Brothers World Money Market Index and is equal to $14,759.

Line chart with the heading John Hancock Short-Term Strategic Income Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Short-Term Strategic Income Fund on March 1, 1999, before sales charge, and is equal to $10,180 as of April 30, 1999. The second line represents the Salomon Brothers World Money Market Index and is equal to $10,114. The third line represents the value of the same hypothetical investment made in the John Hancock Short-Term Strategic Income Fund, after sales charge, and is equal to $10,080.

*No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1999 (Unaudited)
-----------------------------------------------------------------------
Assets:
Investments at value - Note C:
Bonds (cost - $59,083,772)                                  $58,897,577
Short-term investments (cost - $16,200,670)
- Note A                                                     16,200,670
                                                         --------------
                                                             75,098,247
Receivable for investments sold                               5,669,684
Receivable for shares sold                                       43,968
Interest receivable                                             980,819
Other assets                                                      5,266
                                                         --------------
Total Assets                                                 81,797,984
-----------------------------------------------------------------------
Liabilities:
Due to custodian                                              5,668,740
Payable for investments purchased                             1,990,060
Payable for forward foreign currency exchange
contracts sold - Note A                                          73,637
Payable for shares repurchased                                  320,030
Payable upon return of securities on loan
- Note A                                                     10,522,670
Dividend payable                                                  8,845
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                          45,812
Accounts payable and accrued expenses                            44,955
                                                         --------------
Total Liabilities                                            18,674,749
-----------------------------------------------------------------------
Net Assets:
Capital paid-in                                              93,776,810
Accumulated net realized loss on investments, financial
futures contracts and foreign currency
transactions                                                (30,367,804)
Net unrealized depreciation of investments and
foreign currency transactions                                  (259,063)
Distributions in excess of net investment
income                                                          (26,708)
                                                         --------------
Net Assets                                                  $63,123,235
=======================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $46,344,967/5,860,749                                   $7.91
=======================================================================
Class B - $16,726,128/2,115,098                                   $7.91
=======================================================================
Class C * - $52,140/6,596                                         $7.91
=======================================================================
Maximum Offering Price Per Share**
Class A - ($7.91 x 103.09%)                                       $8.15
=======================================================================

*  Class C shares commenced operations on March 1, 1999.

** On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1999 (Unaudited)
-----------------------------------------------------------------------
Investment Income:
Dividends                                                        $7,245
Interest (including income on
securities loaned of $33,895)                                 2,293,768
                                                         --------------
                                                              2,301,013
                                                         --------------
Expenses:
Investment management fee - Note B                              214,928
Distribution and service fee - Note B
Class A                                                          72,191
Class B                                                          84,681
Class C                                                              28
Transfer agent fee - Note B                                      56,677
Custodian fee                                                    30,063
Auditing fee                                                     20,040
Registration and filing fees                                      8,508
Printing                                                          6,366
Financial services fee - Note B                                   4,765
Trustees' fees                                                    1,477
Miscellaneous                                                        79
Legal                                                                50
                                                         --------------
Total Expenses                                                  499,853
-----------------------------------------------------------------------
Net Investment Income                                         1,801,160
-----------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts and Foreign Currency
Transactions:
Net realized loss on investments sold                        (1,180,036)
Net realized loss on financial futures
contracts                                                      (381,723)
Net realized loss on foreign currency
transactions                                                    (19,238)
Change in net unrealized appreciation/depreciation
of investments                                                1,437,938
Change in net unrealized appreciation/depreciation
of financial futures contracts                                  106,460
Change in net unrealized appreciation/depreciation
of foreign currency transactions                                (73,041)
                                                         --------------
Net Realized and Unrealized
Loss on Investments, Financial
Futures Contracts and Foreign
Currency Transactions                                          (109,640)
-----------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                    $1,691,520
=======================================================================

See notes to financial statements.



Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
                                                                               SIX MONTHS ENDED
                                                                 YEAR ENDED     APRIL 30, 1999
                                                              OCTOBER 31, 1998   (UNAUDITED)
                                                               --------------   --------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                              $4,578,534       $1,801,160
Net realized loss on investments sold,
financial futures contracts and foreign
currency transactions                                              (1,009,513)      (1,580,997)
Change in net unrealized
appreciation/depreciation of investments
and foreign currency transactions                                  (2,547,088)       1,471,357
                                                               --------------   --------------
Net Increase in Net Assets Resulting from
Operations                                                          1,021,933        1,691,520
                                                               --------------   --------------
Distributions to Shareholders:
Distributions from net investment income
Class A - ($0.4780 and $0.2213 per share,
respectively)                                                      (3,322,613)      (1,352,621)
Class B - ($0.4230 and $0.1960 per share,
respectively)                                                      (1,126,678)        (448,421)
Class C ** - (none and $0.0509 per share,
respectively)                                                              --             (118)
Distributions in excess of net investment income
Class A - ($0.0015 and none per share,
respectively)                                                         (10,603)              --
Class B - ($0.0014 and none per share,
respectively)                                                          (3,595)              --
Distributions from capital paid-in
Class A - ($0.0124 and none per share,
respectively)                                                         (85,913)              --
Class B - ($0.0109 and none per share,
respectively)                                                         (29,132)              --
                                                               --------------   --------------
Total Distributions to Shareholders                                (4,578,534)      (1,801,160)
                                                               --------------   --------------
From Fund Share Transactions - Net:*                              (15,963,160)      (7,214,878)
                                                               --------------   --------------
Net Assets:
Beginning of period                                                89,967,514       70,447,753
                                                               --------------   --------------
End of period (including distributions in
excess of net investment income of $26,708
and $26,708, respectively)                                        $70,447,753      $63,123,235
                                                               ==============   ==============


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:
                                                                                                        SIX MONTHS ENDED
                                                                          YEAR ENDED                     APRIL 30, 1999
                                                                       OCTOBER 31, 1998                    (UNAUDITED)
                                                               -------------------------------   -------------------------------
                                                                   SHARES           AMOUNT           SHARES           AMOUNT
                                                               --------------   --------------   --------------   --------------
CLASS A
Shares sold                                                         1,724,135      $14,275,885          473,226       $3,757,908
Shares issued to shareholders in
reinvestment of distributions                                         216,155        1,771,929           87,663          695,893
                                                               --------------   --------------   --------------   --------------
                                                                    1,940,290       16,047,814          560,889        4,453,801
Less shares repurchased                                            (3,273,385)     (26,994,702)      (1,072,437)      (8,516,120)
                                                               --------------   --------------   --------------   --------------
Net decrease                                                       (1,333,095)    ($10,946,888)        (511,548)     ($4,062,319)
                                                               ==============   ==============   ==============   ==============
CLASS B
Shares sold                                                           937,760       $7,634,236          291,229       $2,303,518
Shares issued to shareholders in
reinvestment of distributions                                          66,168          542,160           26,619          210,884
                                                               --------------   --------------   --------------   --------------
                                                                    1,003,928        8,176,396          317,848        2,514,402
Less shares repurchased                                            (1,606,600)     (13,192,668)        (720,178)      (5,719,125)
                                                               --------------   --------------   --------------   --------------
Net decrease                                                         (602,672)     ($5,016,272)        (402,330)     ($3,204,723)
                                                               ==============   ==============   ==============   ==============
CLASS C **
Shares sold                                                                --               --            6,582          $52,055
Shares issued to shareholders in
reinvestment of distributions                                              --               --               14              109
                                                               --------------   --------------   --------------   --------------
Net increase                                                               --               --            6,596          $52,164
                                                               ==============   ==============   ==============   ==============

** Class C shares commenced operations on March 1, 1999.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The distributions reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED OCTOBER 31,                     SIX MONTHS ENDED
                                        ----------------------------------------------------------------   APRIL 30, 1999
                                          1994          1995          1996          1997          1998       (UNAUDITED)
                                        --------      --------      --------      --------      --------      --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                     $9.12         $8.47         $8.41         $8.46         $8.31         $7.92
                                        --------      --------      --------      --------      --------      --------
Net Investment Income                       0.76(1)       0.77(1)       0.65          0.61(1)       0.49(1)       0.22(1)
Net Realized and Unrealized
Gain (Loss) on Investments,
Financial Futures Contracts
and Foreign Currency
Transactions                               (0.53)        (0.06)         0.05         (0.15)        (0.39)        (0.01)
                                        --------      --------      --------      --------      --------      --------
Total from Investment
Operations                                  0.23          0.71          0.70          0.46          0.10          0.21
                                        --------      --------      --------      --------      --------      --------
Less Distributions:
Dividends from Net Investment
Income                                     (0.62)        (0.61)        (0.57)        (0.52)        (0.48)        (0.22)
Distributions in Excess of Net
Investment Income                          (0.04)           --            --         (0.08)        (0.00)(3)        --
Distributions in Excess of Net
Realized Gain on Investments
Sold                                       (0.12)           --            --            --            --            --
Distributions from Capital
Paid-in                                    (0.10)        (0.16)        (0.08)        (0.01)        (0.01)           --
                                        --------      --------      --------      --------      --------      --------
Total Distributions                        (0.88)        (0.77)        (0.65)        (0.61)        (0.49)        (0.22)
                                        --------      --------      --------      --------      --------      --------
Net Asset Value, End of Period             $8.47         $8.41         $8.46         $8.31         $7.92         $7.91
                                        ========      ========      ========      ========      ========      ========
Total Investment Return at Net
Asset Value(2)                              2.64%         8.75%         8.60%         5.55%         1.17%         2.71%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                 $13,091       $16,997       $49,338       $64,059       $50,498       $46,345
Ratio of Expenses to Average
Net Assets                                  1.26%         1.33%         1.48%         1.43%         1.35%         1.34%(5)
Ratio of Net Investment Income
to Average Net Assets                       8.71%         9.13%         7.59%         7.22%         5.97%         5.62%(5)
Portfolio Turnover Rate                      150%          147%           77%           71%           74%           71%


Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------------

                                                              YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------------------------------  APRIL 30, 1999
                                          1994          1995          1996          1997          1998      (UNAUDITED)
                                        --------      --------      --------      --------      --------      --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                     $9.11         $8.46         $8.40         $8.45         $8.30         $7.92
                                        --------      --------      --------      --------      --------      --------
Net Investment Income                       0.70(1)       0.70(1)       0.59          0.55(1)       0.44(1)       0.20(1)
Net Realized and Unrealized
Gain (Loss) on Investments,
Financial Futures Contracts
and Foreign Currency
Transactions                               (0.53)        (0.06)         0.05         (0.15)        (0.38)        (0.01)
                                        --------      --------      --------      --------      --------      --------
Total from Investment
Operations                                  0.17          0.64          0.64          0.40          0.06          0.19
                                        --------      --------      --------      --------      --------      --------
Less Distributions:
Dividends from Net Investment
Income                                     (0.56)        (0.56)        (0.52)        (0.47)        (0.43)        (0.20)
Distributions in Excess of Net
Investment Income                          (0.04)           --            --         (0.07)        (0.00)(3)        --
Distributions in Excess of Net
Realized Gain on Investments
Sold                                       (0.12)           --            --            --            --            --
Distributions from Capital
Paid-in                                    (0.10)        (0.14)        (0.07)        (0.01)        (0.01)           --
                                        --------      --------      --------      --------      --------      --------
Total Distributions                        (0.82)        (0.70)        (0.59)        (0.55)        (0.44)        (0.20)
                                        --------      --------      --------      --------      --------      --------
Net Asset Value, End of Period             $8.46         $8.40         $8.45         $8.30         $7.92         $7.91
                                        ========      ========      ========      ========      ========      ========
Total Investment Return at Net
Asset Value(2)                              1.93%         7.97%         7.89%         4.83%         0.60%         2.38%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                 $98,390       $84,601       $48,137       $25,908       $19,950       $16,726
Ratio of Expenses to Average
Net Assets                                  1.99%         2.07%         2.12%         2.13%         2.02%         1.98(5)
Ratio of Net Investment Income
to Average Net Assets                       8.00%         8.40%         7.07%         6.51%         5.30%         4.98(5)
Portfolio Turnover Rate                      150%          147%           77%           71%           74%           71%


Financial Highlights (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                     FOR THE PERIOD
                                   FROM MARCH 1, 1999
                                     (COMMENCEMENT OF
                                       OPERATIONS)
                                    TO APRIL 30, 1999
                                       (UNAUDITED)
                                       ----------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                     $7.82
                                        --------
Net Investment Income(1)                    0.05
Net Realized and Unrealized
Gain on Investments, Financial
Futures Contracts and Foreign
Currency Transactions                       0.09
                                        --------
Total from Investment
Operations                                  0.14
                                        --------
Less Distributions:
Dividends from Net Investment
Income                                     (0.05)
                                        --------
Net Asset Value, End of Period             $7.91
                                        ========
Total Investment Return at Net
Asset Value(2)                              1.80%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                     $52
Ratio of Expenses to Average
Net Assets                                  2.04%(5)
Ratio of Net Investment Income
to Average Net Assets                       4.16%(5)
Portfolio Turnover Rate                       71%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Less than $0.01 per share.
(4) Not annualized.
(5) Annualized.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Schedule of Investments
April 30, 1999 (Unaudited)
-----------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Short-Term
Strategic Income Fund on April 30, 1999. It's divided into two main categories: bonds and short-term investments. Bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                          INTEREST   PAR VALUE        MARKET
ISSUER, DESCRIPTION                                         RATE   (000s OMITTED)#     VALUE
---------------------------------------                   -------- --------------  -------------
BONDS
British Pound Sterling (3.48%)
United Kingdom of Great Britain
Treasury,
Bond 12-07-00                                               8.000%           650     $1,091,873
Bond 06-07-02                                               7.000            650      1,105,466
                                                                                 --------------
                                                                                      2,197,339
                                                                                 --------------
Canadian Dollar (5.07%)
Government of Canada,
Bond Ser VR22 03-01-01                                      7.500          3,000      2,153,350
Bond Ser WE00 09-01-02                                      5.500          1,500      1,045,299
                                                                                 --------------
                                                                                      3,198,649
                                                                                 --------------
U.S. Dollar (84.76%)
AT&T Corp.,
Note 03-15-04                                               5.625         $2,000      1,990,540
Banco Central de Costa Rica,
(Costa Rica), Floating Rate
Bond Ser A 05-21-05                                         5.868*           173        164,318
Banco de Galicia y Buenos Aires
S.A. de C.V., (Argentina), Med
Term Note 12-15-00 (R)                                     10.000          1,500      1,533,750
Calpine Corp.,
Sr Note 02-01-04                                            9.250          2,000      2,060,000
Cinergy Corp.,
Deb 04-15-04 (R)                                            6.125            500        499,450
CMS Panhandle Holding Co.,
Sr Note 03-15-04 (R)                                        6.125          2,000      1,990,000
Connecticut Light & Power Co./
West Mass Electric,
Sec Note 06-05-03 (R)                                       8.590          2,300      2,350,140
Conoco, Inc.,
Sr Note 04-15-04                                            5.900          2,000      1,985,600
Federal Home Loan Mortgage Corp.,
Giant Mtg Part Cert 07-01-12                                7.000          1,337      1,366,566
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 10-01-12                                7.500          3,889      4,013,356
Federative Republic of Brazil,
(Brazil), Variable Rate Bond
Ser A 01-01-01                                              6.062*           861        817,950
Government of Jamaica, (Jamaica),
Note 06-10-05 (R)                                          10.875            510        459,000
Mack-Cali Realty, L.P.,
Note 03-15-04                                               7.000          1,000        997,900
Midland Funding Corp. II,
Deb Ser B 07-23-06                                         13.250          1,000      1,231,350
Niagara Mohawk Power Corp.,
Sr Note Ser D 10-01-02                                      7.250          2,000      2,035,080
PECO Energy Transition Trust,
Pass Thru Ctf Ser 1999-A
Class A-2 03-01-02                                          5.630          1,000      1,000,240
PEMEX Finance Ltd., (Cayman
Islands), Note Ser 1A
11-15-03 (R)                                                5.720          1,000        988,910
Regency Centers, L.P.,
Gtd Note 04-01-04                                           7.400            500        493,165
Republic of Argentina, (Argentina),
Floating Rate Bond Ser FRB
03-31-05                                                    5.937*         2,790      2,478,915
Floating Rate Note 07-21-03                                 8.800*         1,000        947,500
Republic of Costa Rica, (Costa
Rica), Deb 05-01-03 (R)                                     8.000            700        682,500
Republic of Panama, (Panama),
Floating Rate Note 05-10-02                                 6.191*         1,481      1,428,989
Note 02-13-02                                               7.875            375        365,625
Sprint Capital Corp,
Gtd Note 05-01-04                                           5.875          2,000      1,980,000
United States Treasury,
Note 11-15-00                                               5.750         10,000     10,098,400
Note 01-31-02                                               4.500          4,500      4,456,395
Note 11-30-02                                               5.750          5,000      5,085,950
                                                                                 --------------
                                                                                     53,501,589
                                                                                 --------------
TOTAL BONDS
(Cost $59,083,772)                                                       (93.31%)    58,897,577
                                                                       --------  --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (8.99%)
Investment in a joint repurchase
agreement transaction with
SBC Warburg, Inc. - Dated
04-30-99, due 05-03-99
(Secured by U.S.  Treasury
Bonds, 6.875% thru 8.125%
due 05-15-21 thru 08-15-25)
- Note A                                                    4.890%       $5,678      $5,678,000
                                                                                 --------------
Cash Equivalents (16.67%)
Navigator Securities Lending
 Prime Portfolio**                                                       10,523      10,522,670
                                                                       --------  --------------
TOTAL SHORT-TERM INVESTMENTS                                            (25.66%)     16,200,670
                                                                       --------  --------------
TOTAL INVESTMENTS                                                      (118.97%)     75,098,247
                                                                       --------  --------------
OTHER ASSETS AND LIABILITIES, NET                                       (18.97%)    (11,975,012)
                                                                       --------  --------------
TOTAL NET ASSETS                                                       (100.00%)    $63,123,235
                                                                       ========  ==============

*   Represents rate in effect on April 30, 1999.

**  Represents investment of security lending collateral - Note A.

#   Par value of non-US$ denominated foreign bonds is expressed in local currency for each country listed.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933.
    Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $8,503,750 or 13.47% of the Fund's net assets as of April 30, 1999.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------
The Fund primarily invests in bonds issued by governments and companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at April 30, 1999 assigned to the various investment categories.

                                                         MARKET VALUE
                                                       AS A PERCENTAGE
                                                          OF FUND'S
INVESTMENT CATEGORIES                                     NET ASSETS
--------------------------                               -----------
Banks - Foreign                                              2.69%
Finance                                                      3.52
Government - Foreign                                        19.92
Government - U.S.                                           31.12
Government - U.S. Agencies                                   8.52
Oil & Gas                                                    6.30
REIT                                                         2.36
Telecommunications                                           6.29
Utilities - Electric Power                                  12.59
Short-Term Investments                                      25.66
                                                       -----------
TOTAL INVESTMENTS                                          118.97%
                                                       ===========


NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of five series: John Hancock Short-Term
Strategic Income Fund (the "Fund"), John Hancock Global Fund, John Hancock
Mid Cap Growth Fund, John Hancock Large Cap Growth Fund and John Hancock
International Fund. Prior to June 1, 1999, John Hancock Mid Cap Growth
Fund was known as John  Hancock Special Opportunities Fund and John
Hancock Large Cap Growth Fund was known as John Hancock Growth Fund. The other four series of the Trust are reported in separate financial statements. The investment objective of the Fund is a high level of current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective March 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock
Advisers, Inc. (the "Adviser"), a wholly owned  subsidiary of The Berkeley
Financial Group, Inc., may participate in a joint repurchase agreement.
Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The
Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at April 30, 1999, the Fund has $28,893,267 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's carryforwards expire as follows: October 31, 2000 --
$16,879,029, October 31, 2001 --$3,127,414, October 31, 2002 --
$2,774,082, October 31, 2003 -- $5,103,942 and October 31, 2006 --
$1,008,800.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains
(losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective
March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended April 30, 1999.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At April 30, 1999, the Fund loaned securities having a market value of $10,290,763 collateralized by cash in the amount of $10,522,670, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities.
The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

At April 30, 1999, open forward foreign currency exchange contracts were as follows:

                                                       UNREALIZED
                  PRINCIPAL AMOUNT     EXPIRATION     APPRECIATION
CURRENCY        COVERED BY CONTRACT       DATE       (DEPRECIATION)
---------       --------------------   -----------   --------------
SELLS

Canadian Dollar     4,729,725            JUNE 99       ($106,826)

Pound Sterling        714,230             MAY 99          13,914

Pound Sterling        708,500            JUNE 99          19,275
                                                      ----------
                                                        ($73,637)
                                                      ==========

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S.
government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded.
Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades.
Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.
In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At April 30, 1999, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face
(or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended April 30, 1999.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.65% of the first
$500,000,000 of the Fund's average daily net asset value and (b) 0.60% of the Fund's average daily net asset value in excess of $500,000,000.

John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, acted as distributors for shares of the Fund. For the period ended April 30, 1999, net sales charges received with regard to sales of Class A shares amounted to $16,948. Of this amount, $2,101 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $11,517 was paid as sales commissions to unrelated broker-dealers and $3,330 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The
Adviser's indirect parent, John Hancock Mutual Life Insurance Company
("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within four years of purchase (three years for purchases prior to January 1, 1994) will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended
April 30, 1999, the contingent deferred sales charges paid to JH Funds amounted to $20,079.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended April 30, 1999, there were no contingent deferred sales charges paid to JH Funds.

In addition, to reimburse the distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution
Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse the distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's
12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock  Signature
Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo.
The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and
Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The
Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1999, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $579.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1999, aggregated $25,096,581 and $12,621,261, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $20,547,273 and $41,199,188, respectively, during the period ended April 30, 1999.

The cost of investments owned at April 30, 1999 (including short-term investments) for federal income tax purposes was $75,284,442. Gross unrealized appreciation and depreciation of investments aggregated
$271,082 and $457,277, respectively, resulting in net unrealized depreciation of $186,195.

NOTE D -
SUBSEQUENT EVENT

On June 8, 1999, the Trustees voted to recommend that the shareholders approve a tax-free reorganization of the Fund. Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on October 13, 1999, the Fund would transfer all of its assets and liabilities to John Hancock Strategic Income Fund
("Strategic Income Fund") in a tax-free exchange for shares of equal value of Strategic Income Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to shareholders during the last week of August, 1999. Effective at the close of business on June 11, 1999, John Hancock
Short-Term Strategic Income Fund was closed to all new accounts.


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101 Huntington Avenue, Boston, MA 02199-7603
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Internet: www.jhancock.com/funds

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This report is for the information of shareholders of the John Hancock
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investment objectives and operating policies.

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